PENN SERIES FUNDS, INC.

THIS SUPPLEMENT SUPERSEDES AND REPLACES

THE SUPPLEMENT DATED AUGUST 29, 2014, AS FILED ON THE SEC WEBSITE.

Large Cap Value Fund

Supplement dated September 17, 2014 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2014, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and

SAI and should be read in conjunction with the Prospectus and SAI.

Effective August 29, 2014, Warren N. Koontz no longer serves as a co-portfolio manager of the Large Cap Value Fund (the “Fund”). Effective September 12, 2014, Adam C. Liebhoff joins Arthur J. Barry as a co-portfolio manager of the Fund.

As a result of the foregoing, all references to Mr. Koontz in the Prospectus and SAI are hereby deleted in their entirety, and the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is revised to include the following information:

Adam C. Liebhoff, Vice President of Loomis, Sayles & Company, L.P., has served as co-portfolio manager of the Fund since September 2014.

The information in the Prospectus under the sub-heading “Management — Sub-Advisers — Loomis, Sayles & Company, L.P.” is revised to include the following information:

Adam C. Liebhoff, Vice President of Loomis Sayles, began his investment career in 1998 and rejoined Loomis Sayles after serving as a First Vice President, financial analyst and portfolio manager — mid cap value at Anchor Capital, LLC from August 2014 to September 2014. From 2007 until July 2014, he served as an equity analyst and senior equity analyst for the large cap value team at Loomis Sayles. Mr. Liebhoff received a B.A. from Hobart College and an M.B.A. from Cornell University and has 14 years of investment experience.

The information in the SAI under the sub-heading “Fund Shares Owned by Portfolio Manager” under the “Management — Sub-Advisers — Loomis, Sayles & Company, L.P.” section is hereby deleted in its entirety and replaced with the following information:

Fund Shares Owned by Portfolio Managers. Mr. Barry does not beneficially own any shares of the Fund as of December 31, 2013, and Mr. Liebhoff does not beneficially own any shares of the Fund as of September 11, 2014.

The information in the SAI under the sub-heading “Other Accounts” under the “Management — Sub-Advisers — Loomis, Sayles & Company, L.P.” section is revised to include the following information:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam C. Liebhoff*	2	$2,400	0	$0	5	$1,700

*	The information for Mr. Liebhoff is provided as of September 11, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM6559    09/14